Exhibit 10.1
NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 20, 2018 is by and among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

A.          Certain credit facilities have been provided to the Loan Parties pursuant to that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of December 12, 2014 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

B.          The Borrower has informed the Administrative Agent and Lenders that it intends to obtain a new asset-based credit facility and a new term loan facility and, subject to Section 7 of this Amendment, use the proceeds of such new facilities to repay in full all Obligations under the Loan Documents on or before June 15, 2018.

C.          The Borrower has requested that the Lenders (i) consent to certain Dispositions that the Loan Parties intend to consummate or agree to consummate and (ii) make certain amendments to the Credit Agreement.

D.          The Lenders have agreed to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.          Estoppel, Acknowledgement and Reaffirmation.  The Loan Parties hereby acknowledge and agree that, as of the date hereof, the Outstanding Amount of the Committed Loans and L/C Obligations constitute valid and subsisting obligations of the Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The Loan Parties hereby acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party.  Each of the Loan Parties hereby (i) acknowledges that it has granted Liens in favor of the Administrative Agent pursuant to, and is a party to, the Collateral Documents (including, with respect to certain Guarantors, pursuant to the Joinder Agreements executed by such Guarantors); (ii) reaffirms that each of the Liens created and granted in or pursuant to the Collateral Documents is valid and subsisting as of the date hereof; (iii) agrees that such Liens shall continue in effect as security for all Obligations under the Loan Document; and (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect such Liens.

3.          Audit Events.

(a)          The Administrative Agent and the Lenders hereby acknowledge and agree that, until the earlier of (x) June 15, 2018 and (y) such time as the Borrower has received a determination from its auditors that the financial statements of the Borrower as delivered prior to the date hereof impacted by the Audit Events (as defined in that certain Eighth Amendment to Credit Agreement dated as of March 30, 2018 by and among the parties hereto), or as the same may be restated as deemed necessary by its auditors, can be relied upon, notice of which shall be provided to the Administrative Agent promptly and in any event within one (1) Business Day:

(i)          any representations and warranties as to preparation of financial statements of the Borrower in accordance with GAAP made or deemed to be made by the Loan Parties in connection with the delivery of (x) such financial statements under Sections 6.01(a), 6.01(b), and 6.02(o) of the Credit Agreement or (y) a Request for Credit Extension delivered under Section 4.02(c) of the Credit Agreement, shall be deemed to be qualified in their entirety by reference to and disclosure of the Audit Events, and no such representation or warranty shall be deemed untrue solely as a result of the occurrence of the Audit Events; and

(ii)          the existence of the Audit Events shall not, in and of itself, constitute a failure to satisfy the condition precedent set forth in Section 4.02(a) of the Credit Agreement.

(b)          Prior to June 15, 2018, the Loan Parties shall not make any Investment pursuant to Section 7.02(e) or (f) of the Credit Agreement, except for the following in an aggregate amount not to exceed $4,000,000 at any one time outstanding: (i) payroll, settlement, and similar advances to employees, drivers (including independent contractors); consultants or other service providers to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes; (ii) reasonable and customary advances of relocation expenses to employees and repair expense to independent contractors in the ordinary course of business; and (iii) advances to the Borrower’s Mexican subsidiaries in the ordinary course of business based on accounts receivable generated by such subsidiaries not to exceed $750,000 at any one time outstanding.

4.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth below, the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following therefor:
“Disbursement Budget” means that certain budget of monthly aggregate Disbursements for (i) the months of December, January, February and March 2018 delivered prior to the Seventh Amendment Effective Date, (ii) the month of April 2018 delivered prior to the Eighth Amendment Effective Date and (iii) the month of May 2018 delivered prior to the Ninth Amendment Effective Date, in each case, prepared by the Borrower and approved by the Borrower Financial Advisor.

“Maximum Borrowing Amount” means an amount equal to $189,000,000, as such amount may be reduced pursuant to Section 2.02(f) or the provisions of the Ninth Amendment or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

“Maximum Outstanding Amount” means $214,000,000, as such amount may be reduced pursuant to Section 2.02(f) or the provisions of the Ninth Amendment or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

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(b)          Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to such section in the appropriate alphabetical order:
“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement, dated as of the Ninth Amendment Effective Date, by and among the Loan Parties, the Administrative Agent and the Lenders.
“Ninth Amendment Effective Date” means April 20, 2018.
“Total Eligible Assets Certificate” means a certificate in the form attached hereto as Exhibit I.
(c)          Section 2.05(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)          If for any reason, at any time, the ratio of (a) Total Assets as set forth in the Asset Coverage Ratio Certificate delivered pursuant to Section 6.02(h) with respect to the last Business Day of the preceding calendar week to (b) Total Outstandings is less than (i) 1.05 to 1.0 at any time on or prior to June 15, 2018 or (ii) 1.85 to 1.0 at any time after June 15, 2018, the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in the aggregate amount necessary to reduce the Total Outstandings to an amount that would comply with the applicable foregoing ratio, without a corresponding reduction of the Aggregate Commitments, the Maximum Outstanding Amount or the Maximum Borrowing Amount.
(d)          Section 4.02(f) of the Credit Agreement is hereby amended by replacing each occurrence of the date “April 30, 2018” in such section with the date “June 15, 2018”.
(e)          Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (y) of such section, (ii) replacing the period at the end of clause (z) with “; and” and (iii) adding the following new clause (aa) to such section:
(aa)          within twenty (20) calendar days of the end of April 2018 and each calendar month thereafter, a Total Eligible Assets Certificate dated as of the last Business Day of the preceding calendar month, such certificate to be completed and signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower.
(f)          Each of Sections 6.12(c), (d) and (f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c)          Asset Coverage Ratio.  Not permit the Asset Coverage Ratio to be less than (i) 1.05 to 1.0 as of the last Business Day of any calendar week ending on or prior to June 15, 2018 and (ii) 1.85 to 1.0 as of the last Business Day of any calendar week ending after June 15, 2018.
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(d)          Maximum Disbursements.  Not permit the aggregate amount of Disbursements of the Loan Parties to exceed (i) $116,000,000 for the period beginning December 31, 2017 and ending February 3, 2018; (ii) $85,000,000 for the period beginning February 4, 2018 and ending March 3, 2018; (iii) $74,000,000 for the period beginning March 4, 2018 and ending March 31, 2018 (excluding Disbursements made to pay fees to the Lenders); (iv) $85,000,000 for the period beginning April 1, 2018 and ending April 28, 2018; (v) $84,000,000 for the period beginning April 29, 2018 and ending May 25, 2018; and (vi) $65,500,000 for the period beginning May 26, 2018 and ending June 15, 2018.  To the extent that (x) $108,000,000 exceeds the actual Disbursements of the Loan Parties for the period beginning November 26, 2017 and ending December 30, 2017 or (y) the amount of Disbursements permitted with respect to any period set forth above exceeds the actual Disbursements of the Loan Parties for such period, such excess shall be added to the amount of Disbursements permitted with respect to the immediately succeeding period.
(f)          Adjusted EBITDAR.  Maintain Adjusted EBITDAR, on a trailing twelve month basis, not less than (i) $68,000,000 for the twelve-month period ending December 31, 2017, (ii) $69,000,000 for the twelve-month period ending January 31, 2018; (iii) $66,500,000 for the twelve-month period ending February 28, 2018; (iv) $67,000,000 for the twelve-month period ending March 31, 2018; (v) $73,000,000 for the twelve-month period ending April 30, 2018; and (vi) $76,000,000 for the twelve-month period ending May 31, 2018.
(g)          Section 6.17 of the Credit Agreement is hereby amended by replacing the date “April 30, 2018” in such section with the date “June 15, 2018”.
(h)          A new Exhibit I (Form of Total Eligible Assets Certificate) is hereby added to the Credit Agreement in the form attached hereto as Exhibit I.
5.          Refinancing Efforts.  The Borrower shall provide the Administrative Agent with prompt written notice in the event that (i) either proposed provider of the Borrower’s new asset-based credit facility or the new term loan facility terminates its engagement or commitment with respect to the applicable facility or otherwise notifies the Borrower that it will not close the applicable transaction on or before June 15, 2018 or (ii) the Borrower decides not to pursue closing of either transaction.  If any of the foregoing shall occur, the Borrower shall promptly take action to begin implementing its plan, with respect to alternative transactions intended to repay the Obligations, that was delivered to the Administrative Agent on April 13, 2018 pursuant to Section 6.02(y) of the Credit Agreement.

6.          Deferral of Seventh Amendment Fee and Eighth Amendment Fee.  The Loan Parties hereby acknowledge and agree that each of the fees in the amount of (x) $5,950,000 that was incurred on the Seventh Amendment Effective Date in connection with the amendment dated as of the date thereof (the “Seventh Amendment Fee”) and (y) $2,760,000 that was incurred on the Eighth Amendment Effective Date in connection with the amendment dated as of the date thereof (the “Eighth Amendment Fee”) is a valid and subsisting obligation of the Loan Parties to the Lenders that is not subject to any credits, offsets, defenses, claims, counterclaim or adjustments of any kind.  Each of the Lenders and Loan Parties hereby agrees that, notwithstanding anything to the contrary set forth in any Loan Document, the Seventh Amendment Fee and the Eighth Amendment Fee shall each be due and payable upon the earliest to occur of (i) subject to Section 7 of this Amendment, June 15, 2018, (ii) acceleration of any Obligations under the Loan Documents or (iii) subject to Section 7 of this Amendment, repayment in full of the Obligations under the Loan Documents.

7.          Repayment of Obligations.

(a)          Each of the Lenders, the L/C Issuer and the Administrative Agent hereby agrees that if all Payoff Items (as defined below) are received on or prior to 12:00 noon Eastern time on June 15, 2018, (i) the Lenders, L/C Issuer and Administrative Agent shall accept the Payoff Items in full satisfaction of all Obligations under the Loan Documents (excluding contingent indemnification obligations and, to the extent constituting Obligations, any Banking Services Obligations and any obligations under any Swap Contract (all of the foregoing, the “Excluded Obligations”)); (ii) the Loan Documents (excluding any Loan Document that evidences any Excluded Obligation), including all Commitments of the Lenders thereunder, and all Liens granted to the Administrative Agent securing the Obligations under the Loan Documents, shall be terminated and (iii) all other Obligations (excluding Excluded Obligations), including without limitation Obligations in respect of the Seventh Amendment Fee and $160,000 of the Eighth Amendment Fee shall be forgiven and deemed canceled by the Lenders; provided, however, that the agreements of the Lenders, L/C Issuer and Administrative Agent set forth in this Section 7 shall be null and void upon any acceleration of all Obligations under the Loan Documents after the occurrence of an Event of Default.
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(b)          The “Payoff Items” shall consist of the following:

(i) cash in an amount equal to the sum of the Outstanding Amount of all Loans plus the amount of interest on the Loans plus the amount of L/C Fees plus the amount of Commitment Fees plus the amount of any Unreimbursed Amounts plus the amount, not to exceed $400,000, of all reasonable out-of-pocket fees and expenses incurred by the Administrative Agent and Lenders in connection with the Loan Documents, including without limitation this Amendment, in each case, accrued and unpaid or unreimbursed as of the applicable repayment date;

(ii) either of (x) Cash Collateralization of the L/C Obligations (excluding any Unreimbursed Amounts) at 105% of the Dollar Equivalent of the aggregate amount of the L/C Obligations or (y) replacement letters of credit or such other actions that would permit the termination of the L/C Obligations in a manner satisfactory to the L/C Issuer, the Administrative Agent and each Lender;

(iii) promissory notes issued to the Lenders in accordance with their Applicable Percentage by the Borrower and each other Loan Party, on a joint and several basis, in an aggregate principal amount of $2,600,000, which promissory notes shall be in form and substance satisfactory to the provider of the new term loan facility and each Lender, and such promissory notes shall (1) be unsecured and subordinated to the Loan Parties’ obligations under the new asset-based credit facility and new term loan facility on terms satisfactory to the providers of such facilities, (2) bear interest at 5.0% per annum, which interest may be paid in cash or paid-in-kind at the option of the Loan Parties, (3) mature on the date that is the earlier of the date that is six months after (x) the maturity date of the new term loan facility, as the same may be extended from time to time, and (y) the date on which such new term loan facility is repaid in full and (4) not contain any affirmative, negative or financial covenants; and

(iv) a release, in substantially the same form as Section 14 hereof, duly executed by each of the Loan Parties.

8.          Consent to Mt. Comfort Transactions.  The Administrative Agent and Lenders hereby consent to Celadon Realty, LLC’s (“Celadon Realty”) and, if applicable, one or more of the other Loan Party’s, entry into an agreement with Carvana, LLC or its affiliates, successors, or assigns (“Carvana”) providing for the following (collectively, the “Mt. Comfort Transactions”): (i) the Disposition to Carvana of a parcel of real property described as approximately 70 acres of that certain parcel of real property containing approximately 145 acres located at 6299 W. CR 300, South Greenfield, Indiana (such 145-acre property, the “Mt. Comfort Property” and such Disposition of 70 acres of the Mt. Comfort Property, the “Carvana Parcel Disposition”); (ii) the granting to Carvana, upon consummation of the Carvana Parcel Disposition, of a right of first refusal to meet any bona-fide offer from a third party to purchase all or any portion of the remaining 75 acres of the Mt. Comfort Property; (iii) the granting to Carvana, upon consummation of the Carvana Parcel Disposition, of an option to purchase all or a portion of such remaining 75 acres for the minimum price set forth in that certain letter from Carvana dated April 6, 2018 and delivered to the Administrative Agent on April 12, 2018; and (iv) the Loan Parties’ entry into one or more agreements with Carvana with respect to the foregoing.  The Administrative Agent and Lenders hereby consent to the consummation of the Mt. Comfort Transactions so long as (1) the amount of net cash proceeds received upon consummation of the Carvana Parcel Disposition is not less than $12,500,000; and (2) within one Business Day after the consummation of the Carvana Parcel Disposition the Loan Parties shall prepay Loans in an amount equal to the amount of net cash proceeds received in connection with the Carvana Parcel Disposition with a corresponding reduction of the Maximum Outstanding Amount and the Maximum Borrowing Amount as required under Section 2.02(f) of the Credit Agreement; provided that, if the Carvana Parcel Disposition is consummated on or before June 15, 2018 and no Event of Default exists on the date of such consummation, the Maximum Borrowing Amount and Maximum Outstanding Amount shall be reduced by an amount equal to 60.0% of the net cash proceeds received in connection with the Carvana Parcel Disposition.  Upon consummation of the Carvana Parcel Disposition, the Administrative Agent shall promptly execute and deliver to Celadon Realty (or its designee) a release of the Mortgage encumbering the 70 acre parcel of the Mt. Comfort Property conveyed to Carvana in connection with the Carvana Parcel Disposition.
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9.          Consent to Kernersville Transaction.  The Administrative Agent and Lenders hereby consent to the Disposition by Celadon Trucking Services, Inc. of that certain parcel of real property located at 1651 Old Greensboro Road, Kernersville, North Carolina and the Loan Parties’ entry into one or more agreements with respect to such Disposition (the “Kernersville Disposition”) so long as (1) the Kernersville Disposition is made to an unaffiliated third party pursuant to an arms-length transaction; (2) the gross purchase price for the Kernersville Disposition is $2,725,000, with the Loan Parties being entitled to receive all proceeds after deducting reasonable and customary closing expenses; and (3) within one Business Day after consummation of the Kernersville Disposition, the Loan Parties shall prepay Loans in an amount equal to the amount of net cash proceeds received in connection with the Kernersville Disposition with a corresponding reduction of the Maximum Outstanding Amount and the Maximum Borrowing Amount as required under Section 2.02(f) of the Credit Agreement; provided that, if the Kernersville Disposition is consummated on or before June 15, 2018 and no Event of Default exists on the date of consummation of the Kernersville Disposition, the Maximum Borrowing Amount and Maximum Outstanding Amount shall be reduced by an amount equal to 60.0% of the net cash proceeds received in connection with the Kernersville Disposition.

10.          Consent to Disposition of Certain Refrigerated Trailers.  The Administrative Agent and Lenders hereby consent to the Disposition by one or more Loan Parties of any or all of the refrigerated trailer Vehicles identified on Schedule A hereto (the “Refrigerated Trailers”) in one or more transactions, and the Loan Parties’ entry into one or more agreements with respect to such Dispositions, so long as (1) each Disposition of a Refrigerated Trailer is made to an unaffiliated third party pursuant to an arms-length transaction; (2) the gross purchase price for each Refrigerated Trailer is not less than $34,000 per Refrigerated Trailer; and (3) within one Business Day after consummation of each Disposition of a Refrigerated Trailer, the Loan Parties shall prepay Loans in an amount equal to the amount of net cash proceeds received in connection with such Disposition with a corresponding reduction of the Maximum Outstanding Amount and the Maximum Borrowing Amount as required under Section 2.02(f) of the Credit Agreement; provided that, if any such Disposition is consummated on or before June 15, 2018 and no Event of Default exists on the date of consummation of such Disposition, the Maximum Borrowing Amount and Maximum Outstanding Amount shall be reduced by an amount equal to 60.0% of the net cash proceeds received in connection with such Disposition.
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11.          Cash Dominion.  Upon the earlier of (i) June 15, 2018 and (ii) the occurrence of any event with respect to which the Borrower is obligated to deliver notice pursuant to Section 5 hereof, the Borrower and the Loan Parties shall take such actions as the Administrative Agent shall request and shall open such accounts with the Administrative Agent as the Administrative Agent shall request to assure that, as soon as practicable and in any even by no later than the thirtieth (30th) calendar day following the applicable date or event, all cash Collateral and all other collections and proceeds of Collateral received by the Borrower or any other Loan Party may be applied directly to repay the Obligations and to otherwise permit the Administrative Agent to implement full dominion over all such cash Collateral and all other collections and proceeds of Collateral received by the Borrower or any other Loan Party.

12.          Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent:

(a)          receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, each Lender and the Administrative Agent;

(b)          receipt by the Administrative Agent of an updated budget of monthly aggregate Disbursements for the periods (i) beginning April 29, 2018 and ending May 25, 2018 and (ii) beginning May 26, 2018 and ending June 15, 2018, in each case, prepared by the Borrower, approved by the Borrower Financial Advisor and in form and substance reasonably acceptable to the Lenders;

(c)          receipt by the Administrative Agent of opinions of legal counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof;

(d)          receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment and (B) in the case of the Borrower, certifying that, after giving effect to this Amendment, (1) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (2) no Default exists after giving effect to this Amendment;

(e)          receipt by the Administrative Agent of reimbursement from the Borrower for all reasonable and documented fees and costs (including without limitation (A) all costs incurred in connection with appraisals and perfection of Liens on Vehicles and (B) to the extent invoiced to the Borrower at least one Business Day prior to the Ninth Amendment Effective Date, reasonable fees and costs of (i) counsel to the Administrative Agent and (ii) the Agent Financial Advisor) incurred in connection with the Loan Documents through the Ninth Amendment Effective Date; and

(f)          receipt by each Lender of reimbursement from the Borrower for all reasonable fees and costs of counsel to such Lender incurred in connection with the Loan Documents through the Ninth Amendment Effective Date to the extent invoiced to the Borrower at least one Business Day prior to the Ninth Amendment Effective Date.
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13.          Payment of Fees and Expenses.  Promptly, and in any event within 5 Business Days of demand therefor, the Borrower shall reimburse the Administrative Agent for all fees and expenses of the Administrative Agent (including without limitation, all fees and expenses of counsel and financial advisors to the Administrative Agent and all appraisal, inspection and other costs incurred by the Administrative Agent) and any Lender for all fees and expenses of counsel to such Lender, in each case, incurred in connection with the Loan Documents, including without limitation this Amendment.  The Administrative Agent will provide invoices to the Borrower at the end of each two-week period from and after the Ninth Amendment Effective Date providing (i) the amount of out-of-pocket fees and expenses incurred by the Administrative Agent and the Lenders during such two-week period and (ii) the aggregate amount of out-of-pocket fees and expenses incurred by the Administrative Agent and Lenders for the period commencing April 1, 2018 through the end of such two-week period.  The Loan Parties shall not be obligated to reimburse the Administrative Agent or the Lenders for their respective fees and expenses incurred during the period commencing April 1, 2018 through June 15, 2018 in an aggregate amount in excess of $400,000 unless either (i) all Obligations under the Loan Documents are accelerated after the occurrence of an Event of Default prior to June 15, 2018 or (ii) all Payoff Items are not received on or prior to 12:00 noon Eastern time on June 15, 2018.

14.          Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties may have or claim to have against any entity or other Person within the Lender Group.

15.          Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

16.          Representations and Warranties; No Default.  Each Loan Party represents and warrants to the Administrative Agent and each Lender that (a) any forecasts of cash flows and other projections delivered to the Administrative Agent or any Lender prior to the Ninth Amendment Effective Date reflect the Borrower’s good faith estimate of the matters described therein, (b) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (c) after giving effect to this Amendment, no Default exists, including without limitation any Default under Section 8.01(e) of the Credit Agreement.
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17.          No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

18.          Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

19.          Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
20.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Indiana.

[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	CELADON GROUP, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON LOGISTICS SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY EQUIPMENT LEASING, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TRANSPORTATION SERVICES INSURANCE COMPANY, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
NINTH AMENDMENT

GUARANTORS:	A&S SERVICES GROUP, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

OSBORN TRANSPORTATION, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON CANADIAN HOLDINGS, LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

HYNDMAN TRANSPORT LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

AQ, LLC
(f/k/a AMERICAN QUALITY, LLC)

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

BEE LINE, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
NINTH AMENDMENT

GUARANTORS:	BUCKLER TRANSPORT, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON DRIVING ACADEMY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON REALTY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

DISTRIBUTION, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

EAGLE LOGISTICS SERVICES INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
NINTH AMENDMENT

GUARANTORS:	HOME MANAGEMENT PROS LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

PRO TECH, LLC
(f/k/a PROSAIR TECHNOLOGIES, LLC)

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

QUALITY COMPANIES LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TAYLOR EXPRESS, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
NINTH AMENDMENT

GUARANTORS:	THE AMERICAN FRANCHISING GROUP LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

A&S REAL ESTATE HOLDINGS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER LOGISTICS, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

HUNT VALLEY EQUIPMENT CO., LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

J. DAVID BUCKLER, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY BUSINESS SERVICES, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY INSURANCE LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
NINTH AMENDMENT

GUARANTORS:	VORBAS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

A&S KINARD LOGISTICS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER DISTRIBUTION CENTER, L.P.

	By:	J. David Buckler, Inc., its general partner

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer
CELADON GROUP, INC.
NINTH AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Kristine Netjes
	Name:	Kristine Netjes
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

	By:	/s/ John F. Kendrick
	Name:	John F. Kendrick
	Title:	Vice President

CELADON GROUP, INC.
NINTH AMENDMENT

EXHIBIT I

Form of
Total Eligible Assets Certificate

For the period ended _________________, 2018.

Reference is made to that certain Credit Agreement dated as of December 12, 2014 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified therein, the Lenders identified therein and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).   Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The undersigned Responsible Officer of the Borrower hereby certifies that as of the date hereof the following calculation of eligible accounts receivable is true and correct in all material respects:
Net book value of all accounts receivable:	$________________________________
Less: net book value of ineligible accounts receivable set forth on Schedule 1 attached hereto:	$________________________________
Net eligible accounts receivable (line 1 less line 2):	$________________________________
Net book value of tractors and trailers constituting part of the Collateral not subject to any Lien (other than Liens in favor of the Administrative Agent):	$________________________________
Plus: 70% of the net book value of tractors and trailers constituting part of the Collateral not subject to any Lien (other than Liens in favor of the Administrative Agent):	$________________________________
Plus: up to $85,000,000 of the appraised value of real property assets constituting part of the Collateral not subject to any Lien (other than Liens in favor of the Administrative Agent and Liens permitted under Section 7.01(c), (d) or (g) of the Credit Agreement:
$________________________________
Total eligible assets (line 3 plus line 5 plus line 6):	$________________________________
Delivery of an executed counterpart of a signature page of this report by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this report.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Borrower has caused this Total Eligible Assets Certificate to be duly executed and delivered by its officer thereunder duly authorized as of the date first above written.

CELADON GROUP, INC.,

By:
Name:
Title:

Schedule 1 To Total Eligible Assets Certificate Ineligible Accounts Receivable
(A) ACCOUNTS RECEIVABLE (“ACCOUNTS”) THAT DO NOT ARISE OUT OF SALES OF GOODS OR RENDERING OF SERVICES IN THE ORDINARY COURSE OF THE BORROWER’S OR ANY U.S. GUARANTOR’S BUSINESS	$___________________________________
(B) ACCOUNTS RECEIVABLE OTHER THAN IN DOLLARS OR THAT ARE OTHERWISE ON TERMS OTHER THAN THOSE NORMAL OR CUSTOMARY IN THE BORROWER’S OR ANY U.S. GUARANTOR’S BUSINESS	$___________________________________
(C) ACCOUNTS OWING FROM ANY PERSON THAT IS AN AFFILIATE OF THE BORROWER OR ANY U.S. GUARANTOR	$___________________________________
(D) ACCOUNTS THAT ARE PAST DUE FOR 90 DAYS OR MORE (COMPUTED FROM THE INVOICE DATE)	$___________________________________
(E) ACCOUNTS THAT RELATE TO ANY JOBS THAT ARE SUBJECT TO BONDING REQUIREMENTS	$___________________________________
(F) THAT PORTION OF ANY ACCOUNT THAT CONSTITUTES RETAINAGE	$___________________________________
(G) ACCOUNTS OWING FROM ANY ACCOUNT DEBTOR FROM WHICH AN AGGREGATE AMOUNT OF MORE THAN 20% OF THE ACCOUNTS OWING THEREFROM IS PAST DUE FOR MORE THAN 90 DAYS (COMPUTED FROM THE INVOICE DATE)	$___________________________________

(H)  ACCOUNTS OWING FROM ANY PERSON THAT (1) HAS DISPUTED LIABILITY FOR ANY ACCOUNT OWING FROM SUCH PERSON OR (2) HAS OTHERWISE ASSERTED ANY CLAIM, DEMAND OR LIABILITY AGAINST ANY OF THE BORROWER OR ANY U.S. GUARANTOR OR ANY OF THEIR SUBSIDIARIES, WHETHER BY ACTION, SUITE, COUNTERCLAIM OR OTHERWISE; PROVIDED THAT FOR PURPOSES OF SUBCLAUSE (1), SUCH ACCOUNTS SHALL BE EXCLUDED ONLY TO THE EXTENT OF THE AMOUNTS BEING DISPUTED BY SUCH PERSON AT ANY DATE OF DETERMINATION
$___________________________________
(I) ACCOUNTS OWING FROM ANY PERSON THAT SHALL TAKE OR BE THE SUBJECT OF ANY INSOLVENCY PROCEEDING	$___________________________________
(J)  ACCOUNTS (1) OWING FROM ANY PERSON THAT IS ALSO A SUPPLIER TO OR CREDITOR OF ANY OF THE BORROWER, ANY U.S. GUARANTOR OR ANY OF THEIR SUBSIDIARIES UNLESS SUCH PERSON HAS WAIVED ANY RIGHT OF SETOFF IN A MANNER ACCEPTABLE TO THE ADMINISTRATIVE AGENT AND THE LENDERS OR (2) REPRESENTING ANY MANUFACTURER’S OR SUPPLIER’S CREDITS, DISCOUNTS, INCENTIVE PLANS OR SIMILAR ARRANGEMENTS ENTITLING THE BORROWER, ANY U.S. GUARANTOR OR ANY OF THEIR SUBSIDIARIES TO DISCOUNTS ON FUTURE PURCHASE THEREFROM
$___________________________________
(K) ACCOUNTS ARISING OUT OF SALES TO ACCOUNT DEBTORS OUTSIDE THE UNITED STATES	$___________________________________
(L) ACCOUNTS THAT ARE SUBJECT TO ANY RIGHT OF RETURN, SETOFF OR CHARGE BACK	$___________________________________
(M) ACCOUNTS OWING FROM AN ACCOUNT DEBTOR THAT IS AN AGENCY, DEPARTMENT OR INSTRUMENTALITY OF THE UNITED STATES OR ANY STATE THEREOF	$___________________________________
(N) ACCOUNTS WHERE THERE ARE CONDITIONS WHICH MUST BE SATISFIED BEFORE THE BORROWER OR ANY U.S. GUARANTOR IS ENTITLED TO RECEIVE PAYMENT OF THE ACCOUNTS	$___________________________________

(O) ACCOUNTS THAT ARE NOT EVIDENCED BY AN INVOICE SENT BY THE BORROWER OR ANY U.S. GUARANTOR TO THE ACCOUNT DEBTOR IN THE AMOUNT OF SUCH ACCOUNTS	$___________________________________
(P) ACCOUNTS THAT ARE NOT OWNED BY THE BORROWER OR ANY U.S. GUARANTOR FREE OF ANY TITLE DEFECTS OR ANY LIENS OR INTERESTS OF OTHERS EXCEPT THE SECURITY INTEREST IN FAVOR OF THE ADMINISTRATIVE AGENT	$___________________________________
(Q) ACCOUNTS FOR WHICH GOODS OR SERVICES HAVE NOT BEEN DELIVERED BY THE BORROWER OR ANY U.S. GUARANTOR	$___________________________________
(R) ACCOUNTS PAYABLE OTHER THAN IN DOLLARS OR THAT ARE OTHERWISE ON TERMS OTHER THAN THOSE NORMAL OR CUSTOMARY IN THE BORROWER’S OR ANY U.S. GUARANTOR’S BUSINESS	$___________________________________
TOTAL INELIGIBLE ACCOUNTS (TOTAL TO LINE TWO ON THE ELIGIBLE ACCOUNTS RECEIVABLE CERTIFICATE)	$___________________________________

Schedule A

Refrigerated Trailers

Serial Number / VIN
1. 1GRAA062XEE700957
2. 1GRAA0623EE700976
3. 1GRAA0624EE700985
4. 1GRAA0620EE701017
5. 1GRAA0629EE701033
6. 1GRAA0628EE701072
7. 1GRAA0624EE701120
8. 1GRAA062XEE701154
9. 1GRAA0626EE700955
10. 1GRAA0625EE700980
11. 1GRAA0620EE700983
12. 1GRAA0626EE700986
13. 1GRAA0628EE700987
14. 1GRAA062XEE700991
15. 1GRAA0622EE700998
16. 1GRAA0625EE701000
17. 1GRAA0629EE701002
18. 1GRAA0620EE701003
19. 1GRAA0624EE701005
20. 1GRAA0625EE701014
21. 1GRAA0628EE701038
22. 1GRAA062XEE701039
23. 1GRAA0623EE701044
24. 1GRAA0621EE701060
25. 1GRAA0622EE701066
26. 1GRAA0624EE701067
27. 1GRAA0629EE701078
28. 1GRAA0624EE701098
29. 1GRAA0626EE701099
30. 1GRAA0624EE701103
31. 1GRAA0628EE701105
32. 1GRAA0623EE701111
33. 1GRAA0622EE701116
34. 1GRAA0626EE701121
35. 1GRAA0623EE701125
36. 1GRAA0627EE701130
37. 1GRAA0624EE701134
38. 1GRAA0626EE701135
39. 1GRAA0625EE701143
40. 1GRAA0629EE700979

41. 1GRAA0628EE700990
42. 1GRAA0626EE701023
43. 1GRAA0625EE701031
44. 1GRAA0621EE701088
45. 1GRAA0623EE701092
46. 1GRAA0621EE701107
47. 1GRAA0625EE701112
48. 1GRAA062XEE701123
49. 1JJV532B6EL749115
50. 1GRAA0623EE700962
51. 1GRAA0625EE700963
52. 1GRAA0627EE700995
53. 1GRAA0620EE700997
54. 1GRAA0628EE701010
55. 1GRAA0628EE701024
56. 1GRAA0625EE701028
57. 1GRAA0620EE701034
58. 1GRAA0626EE701040
59. 1GRAA062XEE701042
60. 1GRAA0622EE701049
61. 1GRAA0624EE701053
62. 1GRAA0626EE701068
63. 1GRAA0628EE701069
64. 1GRAA062XEE701073
65. 1GRAA0621EE701074
66. 1GRAA0629EE701081
67. 1GRAA0628EE701086
68. 1GRAA0623EE701089
69. 1GRAA0627EE701094
70. 1GRAA0622EE701097
71. 1GRAA0629EE701100
72. 1GRAA0622EE701102
73. 1GRAA0629EE701114
74. 1GRAA062XEE701137
75. 1GRAA0620EE701146
76. 1GRAA0622EE701150
77. 1GRAA0626EE701152
78. 1JJV532B7EL749107
79. 1JJV532B9EL749108
80. 1JJV532B0EL749109
81. 1JJV532B9EL749111
82. 1JJV532B0EL749112
83. 1JJV532B8EL749116

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